Exhibit 32.1

CERTIFICATION

I, Woody M. McGee, Chief Executive Officer and I, Donald L. Paliwoda, Chief Financial Officer of Davel Communications, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2004 (the Report) fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004             /s/ WOODY M. MCGEE
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                                    Woody M. McGee, Chief Executive Officer

                                    /s/ DONALD L. PALIWODA
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                                    Donald L. Paliwoda, Chief Financial Officer

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